UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant To Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2007

STIFEL FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	1-9305 (Commission File Number)	43-1273600 (IRS Employer Identification No.)

One Financial Plaza

501 North Broadway

St. Louis, Missouri 63102-2102

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code (314) 342-2000

                                                          N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ADDITIONAL INFORMATION AND WHERE TO FIND IT

Stifel Financial Corp., a Delaware corporation (“Stifel”), intends to file a definitive proxy statement and related materials concerning certain elements relating to the transaction and to furnish the definitive proxy statement to Stifel’s shareholders. Shareholders of Stifel are advised to read the proxy statement when it is finalized and distributed because it will contain important information. Shareholders of Stifel will be able to obtain a free-of-charge copy of the proxy statement and other relevant documents (when available) filed with the SEC from the SEC’s web site at http://www.sec.gov. Shareholders of Stifel will also be able to obtain a free-of-charge copy of the proxy statement and other relevant documents (when available) from Stifel’s website, www.stifel.com, or by directing a request by mail to James M. Zemlyak, Stifel Financial Corp., 501 North Broadway, St. Louis, MO 63102, or by calling (800) 488-0970.

Participants in the Solicitation

Stifel and certain of its directors and officers may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from its shareholders in connection with certain elements relating to the proposed merger. Information concerning the interests of the persons who may be considered “participants” in the solicitation will be set forth in Stifel’s proxy statement relating to the merger. Additional information concerning Stifel’s directors and executive officers is set forth in Stifel’s proxy statements and annual reports on Form 10-K (including any amendments thereto), previously filed with the SEC.

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported in a Current Report on Form 8-K filed January 9, 2007, Stifel Financial Corp., a Delaware corporation (“Stifel”), and its wholly-owned subsidiary SF RB Merger Sub, Inc., a New Jersey corporation (“Merger Sub”), entered into an Agreement and Plan of Merger dated January 8, 2007 (the “Merger Agreement”) with BankAtlantic Bancorp, Inc., a Florida corporation (“Bancorp”), and its subsidiary Ryan Beck Holdings, Inc., a New Jersey corporation (“Ryan Beck”), pursuant to which Stifel agreed to acquire Ryan Beck and its wholly-owned subsidiary Ryan Beck & Co., Inc. by means of the merger (the “Merger”) of Ryan Beck with and into Merger Sub, with Merger Sub surviving the Merger. This Current Report on Form 8-K/A amends Item 1.01 of the previous Current Report on Form 8-K.

The consideration to be issued in the Merger is as follows:

•

Initial consideration consisting of 2,531,278 shares of Stifel common stock, subject to reduction in exchange for cash consideration. Stifel will substitute an amount of cash (estimated to be $5,400,000) for up to approximately 150,000 shares of Stifel common stock so that the number of shares issued will be 19.9% of the voting power of Stifel’s outstanding common stock immediately prior to the issuance of such shares. The amount of cash consideration substituted for each such share shall equal the greater of (1) the average of the daily closing price of a share of Stifel common stock for the 10 consecutive business days ending on the day prior to the closing date and (2) $36.00.

•

Subject to the approval of the holders of shares of Stifel’s common stock, five-year warrants to purchase up to 500,000 shares of Stifel’s common stock, at an exercise price of $36.00 per share. If Stifel does not obtain such shareholder approval on or before June 30, 2007, Stifel will pay $20,000,000 in cash to the shareholders of Ryan Beck common stock in lieu of issuing the warrants, and Stifel will have no further obligation to issue the warrants or any shares of Stifel common stock upon exercise of any such warrants.

•	Contingent payments, as follows:

•

A contingent payment based on the aggregate commissionable revenues attributable to certain individuals in Ryan Beck’s existing private client division over the two-year period following closing. The earn-out is based on 30% of commissionable revenue attributable to specified individuals above a base commissionable revenues amount for the entire two-year earn-out period, up to a maximum payout of $40,000,000, subject to adjustment in certain events.

•

Two contingent payments based on revenues attributable to certain individuals in Ryan Beck’s existing investment banking division over each of the first two 12-month periods following closing. The earn-out is equal to 25% of the amount by which the investment banking fees attributed to specified individuals in Ryan Beck’s investment banking division exceeds $25,000,000 in each of the two 12-month periods following closing.

Each of the contingent payments is payable in cash or Stifel common stock, at Stifel’s sole option. Any shares of Stifel stock delivered as consideration for either of the contingent earn-outs shall be valued according to the average of the daily closing price of a share of Stifel stock for the 10 consecutive business days ending on the day prior to the last day of the earn-out period.

Certain holders of options to acquire shares of Ryan Beck common stock will be entitled to receive a portion of the consideration described above.

In addition to the transaction consideration described above, Stifel has agreed to establish a retention program for the Private Client associates of Ryan Beck valued at approximately $42,000,000. Stifel intends to seek approval from the holders of its shares of common stock to increase the number of shares of Stifel common stock available under its shareholder equity plans for such retention programs, as well as for the warrants and the contingent earn-out payments, in the event Stifel elects to make the contingent earn-out payments in shares of its common stock.

The Merger Agreement includes a form of registration rights agreement (the “Registration Rights Agreement”) to be executed at closing by Stifel and Bancorp (on its own behalf and on behalf of the holders of options to acquire shares of Ryan Beck common stock who acquire shares of Stifel common stock in the Merger). The Registration Rights Agreement covers the registration of shares of Stifel common stock issued as part of the consideration described above. The Registration Rights Agreement will require Stifel to register for resale (i) all such shares held by shareholders other than Bancorp within 120 days after the Closing of the Merger and (ii) one-third of such shares held by Bancorp within 120 days after the Closing of the Merger, and another one-third of such shares held by Bancorp not less than 60 days before each of the first and second anniversaries of Stifel’s initial share registration. Additionally, the Registration Rights Agreement includes a lock-up provision under which Bancorp will agree not to sell, other than in a private sale, or hedge such shares for certain amounts of time according to a timetable set forth in the Registration Rights Agreement. Finally, the Registration Rights Agreement includes standstill provisions under which Bancorp will agree not to, by itself or through its affiliates, acquire shares of Stifel common stock in excess of certain thresholds, and not to otherwise seek to acquire, merge or exert control over Stifel, other than as provided in the Merger Agreement, for a period of time as defined in the Registration Rights Agreement.

The Merger Agreement includes certain non-compete provisions under which Bancorp agreed, for a period of two years after the closing of the Merger, not to directly or indirectly engage in the broker/dealer business in the United States, subject to certain exceptions in the case of acquisitions by or of Bancorp. The Merger Agreement also includes a two-year non-solicitation provision under which Bancorp agreed not to directly or indirectly solicit the employment of Ryan Beck employees engaged in the broker-dealer business.

The Merger Agreement contains certain customary representations, warranties and covenants on the part of the Stifel, Merger Sub, Bancorp and Ryan Beck, and the consummation of the Merger is subject to a number of customary closing conditions and the approval of all required governmental and other regulatory entities. The Merger Agreement also provides for indemnification of each of the parties in certain instances.

The parties currently expect the closing of the Merger to occur during the first quarter of 2007. However, there is no assurance the Merger will be consummated by such time, or at all. Under certain circumstances described in the Merger Agreement, the Merger Agreement may be terminated if the Merger does not close on or before March 1, 2007.

In conjunction with the execution of the Merger Agreement, Stifel also entered into a Voting Agreement effective January 8, 2006 (the “Voting Agreement”) with Bancorp, the Western and Southern Life Insurance Company (“Western and Southern”), and several other individual shareholders of Stifel’s common stock (collectively, the “Shareholders”), under which the Shareholders agreed to vote their shares of Stifel common stock in favor of the Merger, the Merger Agreement, and the transactions contemplated thereunder including, without limitation, the issuance of the consideration, the warrant and the shares of Stifel common stock issuable upon exercise thereof and shares of Stifel common stock that may become issuable (and paid in the discretion of Stifel) as earn-out consideration, each as described above, and such other matters regarding the Merger so as to facilitate the consummation thereof. Additionally, the Shareholders agreed to vote their shares of Stifel common stock against any action, transaction or agreement that would result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement under the Merger Agreement or the Voting Agreement.

A copy of the Merger Agreement is attached as Exhibit 2.1 and is incorporated herein by reference. A copy of the Voting Agreement is attached as Exhibit 10.1 and is incorporated herein by reference. The foregoing descriptions of the Merger Agreement (including its Exhibit A, Form of Registration Rights Agreement and Exhibit B, Form of Warrant) and the Voting Agreement are qualified in their entirety by reference to the full text of the Merger Agreement or the Voting Agreement, as appropriate. The Merger Agreement (including Exhibits A and B) and the Voting Agreement have been attached to provide investors with information regarding their terms. The Merger Agreement and its Exhibits are not intended to provide any other factual information about Stifel, Merger Sub, Bancorp, Ryan Beck or the Shareholders. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in confidential disclosure schedules provided in connection with the signing of the Merger Agreement. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement and in the Voting Agreement were used for the purpose of allocating risk among the parties rather than establishing matters as facts. Accordingly, you should not rely on the representations and warranties in the Merger Agreement or in the Voting Agreement as characterizations of the actual state of facts about Stifel, Merger Sub, Bancorp, Ryan Beck or the Shareholders.

Item 3.02.    Unregistered Sales of Equity Securities.

On January 9, 2007, Stifel filed a Current Report on Form 8-K. The disclosures in Item 3.02 of this Current Report on Form 8-K/A supplement the previous Current Report on Form 8-K. The names, titles and amounts of the securities sold under the Merger Agreement, and their anticipated dates of sale, are described in Item 1.01, above, as are the consideration for such sales and the securities’ terms of conversion or exercise, if any. The exemption from registration claimed for the sale of these securities is set forth in Section 4(2) of the Securities Act of 1933, as the sales will not involve any public offering.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K/A and the exhibits hereto contain certain comments and information that may be deemed to constitute "forward-looking statements" (within the meaning of the Private Securities Litigation Reform Act of 1995). The forward-looking statements in this Current Report on Form 8-K/A are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among other things, the following possibilities: a determination not to conclude a transaction on these terms, or on any terms; the ability to successfully integrate the companies following the transaction; a material adverse change in the financial condition, results of operations or prospects of Stifel or Ryan Beck; the risk of attrition of brokers or customers after the transaction is completed; a change in general business and economic conditions; changes in accounting principles, policies or guidelines; changes in legislation and regulation; other economic, competitive, governmental, regulatory, geopolitical, and technological factors affecting the companies’ operations, pricing, and services; and other risk factors referred to from time to time in filings made by Stifel with the Securities and Exchange Commission. Forward-looking statements speak only as to the date they are made. Stifel does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Item 9.01.   Financial Statements and Exhibits

(d)	Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K/A:
Exhibit.	Exhibit Description
2.1	Agreement and Plan of Merger, dated as of January 8, 2007 by and among Stifel Financial Corp., SF RB Merger Sub, Inc., BankAtlantic Bancorp, Inc. and Ryan Beck Holdings, Inc.

10.1	Voting Agreement, dated as of January 8, 2007 by and among Stifel Financial Corp., BankAtlantic Bancorp, Inc., and the shareholders of Stifel Financial Corp. named therein

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STIFEL FINANCIAL CORP.

Date: January 12, 2007	By:	/s/ Ronald J. Kruszewski
	Name:	Ronald J. Kruszewski
	Title:	Chairman and Chief Executive Officer

Exhibit Index

Exhibit.	Exhibit Description
2.1	Agreement and Plan of Merger, dated as of January 8, 2007 by and among Stifel Financial Corp., SF RB Merger Sub, Inc., BankAtlantic Bancorp, Inc. and Ryan Beck Holdings, Inc.

10.1	Voting Agreement, dated as of January 8, 2007 by and among Stifel Financial Corp., BankAtlantic Bancorp, Inc., and the shareholders of Stifel Financial Corp. named therein